EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Huahui Education Group Limited (the “Company”) on Form 20-F for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shufang Zeng, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shufang Zeng
Shufang Zeng, Chief Executive Officer
(Principal Executive Officer)

Dated: September 17, 2024

* The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.